SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 8, 2005

                     THE NEWKIRK MASTER LIMITED PARTNERSHIP
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-50268                                          11-3636084
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

      On April 8, 2005, The Newkirk Master Limited Partnership (the "Partnership") sent to its limited partners a letter with respect to the mini-tender offer made by CMG Partners, LLC for units of limited partnership interest in the Partnership. In general, because of the recent unit repurchase offer made by the Partnership, the Partnership remained neutral in its recommendation to its partners. A copy of the letter to partners is attached hereto as Exhibit 99.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

      99.   Letter to Limited Partners dated April 8, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of April, 2005.

                                          THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                          By: MLP GP LLC
                                              General Partner

                                              By: Newkirk MLP Corp.
                                                  Manager

                                                  By: /s/ Peter Braverman
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                                                      Peter Braverman
                                                      Executive Vice President